Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended September 30, 2012

www.preit.com

NYSE: PEI

NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

September 30, 2012

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Statement of Operations-Proportionate Consolidation Method-Quarters Ended September 30, 2012 and September 30, 2011	4
Statement of Operations-Proportionate Consolidation Method-Nine Months Ended September 30, 2012 and September 30, 2011	5
Statement of Net Operating Income-Quarters Ended September 30, 2012 and September 30, 2011	6
Statement of Net Operating Income-Nine Months Ended September 30, 2012 and September 30, 2011	7
Computation of Earnings Per Share	8
Funds From Operations and Funds Available for Distribution-Quarters Ended September 30, 2012 and September 30, 2011	9
Funds From Operations and Funds Available for Distribution-Nine Months Ended September 30, 2012 and September 30, 2011	10

Operating Statistics
Leasing Activity Summary	11
Summarized Rent Per Square Foot and Occupancy Percentages	12
Mall Sales and Rent Per Square Foot	13
Mall Occupancy-Owned GLA	14
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	15
Top Twenty Tenants	16
Lease Expirations	17
Retail Gross Leasable Area Occupancy Summary	18
Property Information	19

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	22
Balance Sheet-Property Type	23
Investment in Real Estate	24
Capital Expenditures	26
Debt Analysis	27
Debt Schedule	28
Selected Debt Ratios	29

Shareholder Information	30
Definitions	31

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views, achievements or results, about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility; potential operating losses on impairment of certain long-lived assets, such as real estate, or intangible assets, such as goodwill; potential losses on impairment of assets that we might be required to record in connection with any dispositions of assets; recent changes to our corporate management team and any resulting modifications to our business strategies; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic conditions and their effect on employment, consumer confidence and spending and the corresponding effects on tenant business, performance, prospects, solvency and leasing decisions on our cash flows; and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and net effective rental rates, including and in light of the relatively high number of leases that have expired or are expiring by the end of 2013. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2011, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of September 30, 2012, the Company’s 49 properties included 38 shopping malls, eight strip and power centers, and three development properties. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 33.2 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Heather Crowell

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981
	Emmanuel Korchman	(212) 816-1382

Discern	David Wiggington	(646) 862-4177

Evercore Partners	Ben Yang	(415) 229-8070

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Molly McCartin	(212) 622-6615

Sidoti & Company, LLC	Jeffrey Lau	(212) 453-7029

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

July 19, 2012 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.16 per common share and $0.515625 per share dividend for Series A preferred shares.

Acquisitions, dispositions, development and redevelopment activities:

October 5, 2012 - PREIT announced the opening of jcpenney stores at Willow Grove Park in Willow Grove, Pennsylvania, and North Hanover Mall in Hanover, Pennsylvania.

September 18, 2012 - PREIT announced the opening of Mercy Health System’s ambulatory medical facility at Plymouth Meeting Mall in Plymouth Meeting, Pennsylvania.

July 12, 2012 - PREIT announced the opening of Grand Lux Cafe at Cherry Hill Mall and the addition of other new dining destinations as part of its strategy.

Financing activities:

October 11, 2012 - PREIT announced the closing of its Series B preferred share offering.

October 2, 2012 - PREIT announced the pricing of its Series B preferred share offering.

October 1, 2012 - PREIT announced commencement of Series B preferred share offering.

August 15, 2012 - PREIT completed $402 million in property-level financings.

Other activities:

September 10, 2012 - PREIT scheduled its Third Quarter 2012 earnings call for Wednesday, October 24, 2012.

August 27, 2012 - PREIT announced it will host an Investor Conference on November 8, 2012.

July 31, 2012 - PREIT reported its Second Quarter 2012 results.

July 10, 2012 - PREIT scheduled its Second Quarter 2012 earnings call for Tuesday, July 31, 2012.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

(in thousands, except per share amounts)

	Quarter Ended September 30,		Year Ended December 31,
	2012	2011	2011	2010
TRADING INFORMATION
Common Shares
High Price per share	$17.44	$16.55	$17.34	$17.35
Low Price per share	$13.86	$7.72	$6.50	$8.35
Closing Share Price (at the end of period)	$15.86	$7.73	$10.44	$14.53

Series A Preferred Shares
High Price per share	$27.33	$—	$—	$—
Low Price per share	$25.96	$—	$—	$—
Closing Share Price (at the end of period)	$26.37	$—	$—	$—

MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	55,992	55,669	55,677	55,436
OP Units Outstanding	2,301	2,329	2,329	2,329

Total Shares and OP Units Outstanding	58,293	57,998	58,006	57,765

Equity Market Capitalization—Shares and OP Units	$924,521	$448,479	$605,581	$839,327
Series A Preferred Shares, Nominal Value	115,000	—	—	—

Total Equity Market Capitalization	$1,039,521	$448,479	$605,581	$839,327

DEBT CAPITALIZATION (1)
Secured Debt Balance (2)(3)	$2,279,915	$2,244,892	$2,230,645	$2,265,572
Unsecured Debt Balance (4)	—	136,900	136,900	136,900

Debt Capitalization	2,279,915	2,381,792	2,367,545	2,402,472

TOTAL MARKET CAPITALIZATION	$3,319,436	$2,830,271	$2,973,126	$3,241,799

Equity Capitalization/Total Market Capitalization	31.3%	15.8%	20.4%	25.9%
Debt Capitalization/Total Market Capitalization	68.7%	84.2%	79.6%	74.1%
Unsecured Debt Balance/Total Debt	0.0%	5.7%	5.8%	5.7%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Dividends	(5)	$0.15	$0.37	$0.60
Capital Gain Distributions (6)	(5)	—	0.01	—
Non-Taxable Distributions	(5)	—	0.22	—

Distributions per common share	$0.16	$0.15	$0.60	$0.60

Annualized Dividend Yield (7)	4.0%	7.8%	5.7%	4.1%

CAPITAL RESOURCES

Cash and Cash Equivalents	$31,795	$36,205	$27,481	$47,107

Revolving Facility	250,000	250,000	250,000	150,000
Amount Outstanding	(15,000)	(55,000)	(95,000)	—
Letters of Credit	—	—	—	(1,534)

Available Revolving Facility (8)	235,000	195,000	155,000	148,466

TOTAL	$266,795	$231,205	$182,481	$195,573

Shelf Registration	$885,000	$831,812	$1,000,000	$831,812

(1)	Amounts exclude debt discount on our Exchangeable Notes and debt premium on mortgage loans.

(2)	The secured debt balance includes $240,000 in Term Loans outstanding as of September 30, 2012, December 31, 2011, and September 30, 2011, and $347,200 in Term Loans outstanding as of December 31, 2010.

(3)	The secured debt balance includes Revolving Facility balances of $15,000 as of September 30, 2012, $95,000 as of December 31, 2011, and $55,000 as of September 30, 2011.

(4)	The unsecured debt balance includes Exchangeable Notes of $136,900 as of December 31, 2011, September 30, 2011 and December 31, 2010.

(5)	Tax status of 2012 dividend payments will be available in January 2013.

(6)	Includes $.004 of unrecaptured Section 1250 gain as of December 31, 2011.

(7)	Based on closing share price at the end of the period.

(8)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended September 30, 2012 and September 30, 2011

Proportionate Consolidation Method

(in thousands)

	Quarter Ended September 30, 2012			Quarter Ended September 30, 2011
	GAAP	PREIT’s share of unconsolidated partnership (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships(1)	Total
REVENUE:
Base rent	$73,419	$6,592	$80,011	$71,797	$6,403	$78,200
Expense reimbursements	32,293	2,729	35,022	33,597	2,494	36,091
Percentage rent	698	47	745	805	57	862
Lease termination revenue	339	—	339	143	54	197
Other real estate revenue	3,519	318	3,837	3,420	308	3,728

Real estate revenue	110,268	9,686	119,954	109,762	9,316	119,078
Interest and other income	2,608	—	2,608	3,981	—	3,981

Total revenue	112,876	9,686	122,562	113,743	9,316	123,059

EXPENSES:
Operating expenses:
CAM and real estate taxes	(36,434)	(2,083)	(38,517)	(35,448)	(1,894)	(37,342)
Utilities	(6,690)	(201)	(6,891)	(6,987)	(212)	(7,199)
Other operating expenses	(5,872)	(579)	(6,451)	(5,363)	(543)	(5,906)

Total operating expenses	(48,996)	(2,863)	(51,859)	(47,798)	(2,649)	(50,447)

Depreciation and amortization	(33,776)	(1,845)	(35,621)	(34,681)	(1,866)	(36,547)
Other expenses:
General and administrative expenses	(8,694)	—	(8,694)	(8,495)	—	(8,495)
Provision for employee separation expenses	(4,958)	—	(4,958)	—	—	—
Impairment of assets	—	—	—	(52,110)	—	(52,110)
Project costs and other expenses	(380)	(1)	(381)	(161)	—	(161)

Total other expenses	(14,032)	(1)	(14,033)	(60,766)	—	(60,766)

Interest expense, net (2)	(31,097)	(2,813)	(33,910)	(31,846)	(2,877)	(34,723)

Total expenses	(127,901)	(7,522)	(135,423)	(175,091)	(7,392)	(182,483)

Loss before equity in income of partnerships	(15,025)	2,164	(12,861)	(61,348)	1,924	(59,424)
Equity in income of partnerships	2,164	(2,164)	—	1,924	(1,924)	—
Gains on sales of real estate	—	—	—	—	—	—

Net loss	(12,861)	—	(12,861)	(59,424)	—	(59,424)
Less: net loss attributable to noncontrolling interest	508	—	508	2,386	—	2,386

Net loss attributable to PREIT	$(12,353)	$—	$(12,353)	$(57,038)	$—	$(57,038)
Less: preferred share dividends	(2,372)	—	(2,372)	—	—	—

Net loss attributable to PREIT common shareholders	$(14,725)	$—	$(14,725)	$(57,038)	$—	$(57,038)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $315 and $707 for the quarters ended September 30, 2012 and 2011, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Nine Months Ended September 30, 2012 and September 30, 2011

Proportionate Consolidation Method

(in thousands)

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships(1)	Total
REVENUE:
Base rent	$217,862	$19,482	$237,344	$214,489	$19,143	$233,632
Expense reimbursements	95,231	7,955	103,186	98,714	7,635	106,349
Percentage rent	2,124	87	2,211	2,501	78	2,579
Lease termination revenue	1,766	58	1,824	862	53	915
Other real estate revenue	10,377	979	11,356	10,150	950	11,100

Real estate revenue	327,360	28,561	355,921	326,716	27,859	354,575
Interest and other income	4,254	—	4,254	5,708	—	5,708

Total revenue	331,614	28,561	360,175	332,424	27,859	360,283

EXPENSES:
Operating expenses:
CAM and real estate taxes	(108,583)	(6,094)	(114,677)	(108,012)	(6,259)	(114,271)
Utilities	(17,693)	(533)	(18,226)	(18,896)	(637)	(19,533)
Other operating expenses	(16,321)	(1,837)	(18,158)	(17,450)	(1,642)	(19,092)

Total operating expenses	(142,597)	(8,464)	(151,061)	(144,358)	(8,538)	(152,896)

Depreciation and amortization	(100,894)	(5,537)	(106,431)	(105,806)	(6,193)	(111,999)
Other expenses:
General and administrative expenses	(28,818)	—	(28,818)	(28,511)	—	(28,511)
Provision for employee separation expenses	(5,754)	—	(5,754)	—	—	—
Impairment of assets	—	—	—	(52,335)	—	(52,335)
Project costs and other expenses	(777)	(1)	(778)	(433)	—	(433)

Total other expenses	(35,349)	(1)	(35,350)	(81,279)	—	(81,279)

Interest expense, net (2)	(94,562)	(8,449)	(103,011)	(100,400)	(8,514)	(108,914)

Total expenses	(373,402)	(22,451)	(395,853)	(431,843)	(23,245)	(455,088)

Loss before equity in income of partnerships and gains on sales of real estate	(41,788)	6,110	(35,678)	(99,419)	4,614	(94,805)
Equity in income of partnerships	6,110	(6,110)	—	4,614	(4,614)	—
Gains on sales of real estate	—	—	—	1,450	—	1,450

Net loss	(35,678)	—	(35,678)	(93,355)	—	(93,355)
Less: net loss attributable to noncontrolling interests	1,440	—	1,440	3,751	—	3,751

Net loss attributable to PREIT	$(34,238)	$—	$(34,238)	$(89,604)	$—	$(89,604)
Less: preferred share dividends	(4,217)	—	(4,217)	—	—	—

Net loss attributable to PREIT common shareholders	$(38,455)	$—	$(38,455)	$(89,604)	$—	$(89,604)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $1,398 and $1,442 for the nine months ended September 30, 2012 and 2011, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Net Operating Income(1) - Quarters Ended September 30, 2012 and 2011

(in thousands)

	Quarter Ended September 30, 2012			Quarter Ended September 30, 2011
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$79,658	$353	$80,011	$77,872	$328	$78,200
Expense reimbursements	35,011	11	35,022	36,081	10	36,091
Percentage rent	745	—	745	862	—	862
Lease termination revenue	339	—	339	197	—	197
Other real estate revenue	3,717	120	3,837	3,609	119	3,728

TOTAL REAL ESTATE REVENUE	119,470	484	119,954	118,621	457	119,078

Operating expenses:
CAM and real estate taxes	(38,120)	(397)	(38,517)	(36,958)	(384)	(37,342)
Utilities	(6,891)	—	(6,891)	(7,199)	—	(7,199)
Other operating expenses	(6,433)	(18)	(6,451)	(5,917)	11	(5,906)

TOTAL OPERATING EXPENSES	(51,444)	(415)	(51,859)	(50,074)	(373)	(50,447)

NET OPERATING INCOME	$68,026	$69	$68,095	$68,547	$84	$68,631

	Quarter Ended September 30, 2012			Quarter Ended September 30, 2011
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$73,831	$5,827	$79,658	$72,081	$5,791	$77,872
Expense reimbursements	33,761	1,250	35,011	34,938	1,143	36,081
Percentage rent	721	24	745	808	54	862
Lease termination revenue	279	60	339	197	—	197
Other real estate revenue	3,657	60	3,717	3,568	41	3,609

TOTAL REAL ESTATE REVENUE	112,249	7,221	119,470	111,592	7,029	118,621

Operating expenses:
CAM and real estate taxes	(36,836)	(1,284)	(38,120)	(35,806)	(1,152)	(36,958)
Utilities	(6,843)	(48)	(6,891)	(7,128)	(71)	(7,199)
Other operating expenses	(6,285)	(148)	(6,433)	(5,816)	(101)	(5,917)

TOTAL OPERATING EXPENSES	(49,964)	(1,480)	(51,444)	(48,750)	(1,324)	(50,074)

NET OPERATING INCOME	$62,285	$5,741	$68,026	$62,842	$5,705	$68,547

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Statement of Net Operating Income(1) - Nine Months Ended September 30, 2012 and 2011

(in thousands)

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$236,297	$1,047	$237,344	$232,613	$1,019	$233,632
Expense reimbursements	103,150	36	103,186	106,319	30	106,349
Percentage rent	2,211	—	2,211	2,579	—	2,579
Lease termination revenue	1,824	—	1,824	915	—	915
Other real estate revenue	10,988	368	11,356	10,738	362	11,100

TOTAL REAL ESTATE REVENUE	354,470	1,451	355,921	353,164	1,411	354,575

Operating expenses:
CAM and real estate taxes	(113,408)	(1,269)	(114,677)	(113,068)	(1,203)	(114,271)
Utilities	(18,226)	—	(18,226)	(19,533)	—	(19,533)
Other operating expenses	(18,070)	(88)	(18,158)	(18,971)	(121)	(19,092)

TOTAL OPERATING EXPENSES	(149,704)	(1,357)	(151,061)	(151,572)	(1,324)	(152,896)

NET OPERATING INCOME	$204,766	$94	$204,860	$201,592	$87	$201,679

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$218,795	$17,502	$236,297	$215,899	$16,714	$232,613
Expense reimbursements	99,520	3,630	103,150	102,551	3,768	106,319
Percentage rent	2,168	43	2,211	2,509	70	2,579
Lease termination revenue	1,755	69	1,824	300	615	915
Other real estate revenue	10,867	121	10,988	10,580	158	10,738

TOTAL REAL ESTATE REVENUE	333,105	21,365	354,470	331,839	21,325	353,164

Operating expenses:
CAM and real estate taxes	(109,679)	(3,729)	(113,408)	(109,133)	(3,935)	(113,068)
Utilities	(18,078)	(148)	(18,226)	(19,332)	(201)	(19,533)
Other operating expenses	(17,477)	(593)	(18,070)	(18,515)	(456)	(18,971)

TOTAL OPERATING EXPENSES	(145,234)	(4,470)	(149,704)	(146,980)	(4,592)	(151,572)

NET OPERATING INCOME	$187,871	$16,895	$204,766	$184,859	$16,733	$201,592

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net loss	$(12,861)	$(59,424)	$(35,678)	$(93,355)
Noncontrolling interest	508	2,386	1,440	3,751
Preferred share dividends	(2,372)	—	(4,217)	—
Dividends on unvested restricted shares	(132)	(143)	(321)	(405)

Loss used to calculate earnings per share - basic and diluted	$(14,857)	$(57,181)	$(38,776)	$(90,009)

Basic loss per share	$(0.27)	$(1.05)	$(0.70)	$(1.65)

Diluted loss per share	$(0.27)	$(1.05)	$(0.70)	$(1.65)

Weighted average common shares outstanding	55,995	55,673	55,827	55,605

Weighted average unvested restricted shares	(805)	(972)	(746)	(993)

Weighted average shares outstanding - basic	55,190	54,701	55,081	54,612

Weighted average effect of common share equivalents (1)	—	—	—	—

Total weighted average shares outstanding - diluted	55,190	54,701	55,081	54,612

(1)	The Company had net losses for all periods presented. Therefore, the effect of common share equivalents of 982 and 165 for the quarters ended September 30, 2012 and 2011, respectively, and 1,017 and 305 for the nine months ended September 30, 2012 and 2011, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Quarter Ended September 30, 2012				Quarter Ended September 30, 2011
		PREIT’s share of unconsolidated partnerships				PREIT’s share of unconsolidated partnerships
	Consolidated		Total		Consolidated		Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue (1)	$110,268	$9,686	$119,954		$109,762	$9,316	$119,078
Operating expenses	(48,996)	(2,863)	(51,859)		(47,798)	(2,649)	(50,447)

NET OPERATING INCOME	61,272	6,823	68,095		61,964	6,667	68,631
General and administrative expenses	(8,694)	—	(8,694)		(8,495)	—	(8,495)
Provision for employee separation expenses	(4,958)	—	(4,958)		—	—	—
Interest and other income	2,608	—	2,608		3,981	—	3,981
Project costs and other expenses	(380)	(1)	(381)		(161)	—	(161)
Interest expense, net	(31,097)	(2,813)	(33,910)		(31,846)	(2,877)	(34,723)
Depreciation on non real estate assets	(256)	—	(256)		(207)	—	(207)
Preferred share dividends	(2,372)	—	(2,372)		—	—	—

FFO (2)	16,123	4,009	20,132		25,236	3,790	29,026
Depreciation on real estate assets	(33,520)	(1,845)	(35,365)		(34,474)	(1,866)	(36,340)
Impairment of assets	—	—	—		(52,110)	—	(52,110)
Equity in income of partnerships	2,164	(2,164)	—		1,924	(1,924)	—
Preferred share dividends	2,372	—	2,372		—	—	—

Net loss	$(12,861)	$—	$(12,861)		$(59,424)	$—	$(59,424)

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$16,123	$4,009	$20,132		$25,236	$3,790	$29,026
Adjustments:
Straight line rent	(966)	(14)	(980)		(260)	42	(218)
Recurring capital expenditures	(5,891)	(89)	(5,980)		(5,311)	(105)	(5,416)
Tenant allowances	(8,545)	(201)	(8,746)		(4,586)	(373)	(4,959)
Capitalized leasing costs	(1,636)	—	(1,636)		(1,230)	—	(1,230)
Amortization of mortgage loan premium	(112)	—	(112)		(293)	—	(293)
Amortization of above- and below-market lease intangibles	(49)	(30)	(79)		57	(44)	13
Amortization of exchangeable notes debt discount	—	—	—		493	—	493

FAD	$(1,076)	$3,675	$2,599		$14,106	$3,310	$17,416

Weighted average number of shares outstanding			55,190				54,701

Weighted average effect of full conversion of OP Units			2,302				2,329
Effect of common share equivalents			982				165

Total weighted average shares outstanding, including OP Units			58,474				57,195

FFO			$20,132				$29,026
Provision for employee separation expenses			4,958				—

FFO AS ADJUSTED			$25,090				$29,026

FFO PER DILUTED SHARE AND OP UNIT			$0.34				$0.51

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$0.43				$0.51

FAD PER DILUTED SHARE AND OP UNIT			$0.04				$0.30

DIVIDEND PER COMMON SHARE			$0.16				$0.15

PAYOUT RATIOS

Payout ratio of FFO			34.8	%(2)			68.9	%(3)

Payout ratio of FFO as adjusted			33.0	%(2)			33.4	%(3)

Payout ratio of FAD			59.1	%(2)			57.5	%(3)

(1)	Total includes the non-cash effect of straight-line rent.

(2)	In accordance with NAREIT guidance regarding the definition of FFO, impairment losses of depreciable real estate are excluded from FFO. Prior period FFO and FFO per diluted share and OP Unit amounts have been revised to reflect this updated NAREIT guidance.

(2)	Twelve months ended September 30, 2012.

(3)	Twelve months ended September 30, 2011.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Nine Months Ended September 30, 2012				Nine Months Ended September 30, 2011
		PREIT’s share of unconsolidated partnerships				PREIT’s share of unconsolidated partnerships
	Consolidated		Total		Consolidated		Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue (1)	$327,360	$28,561	$355,921		$326,716	$27,859	$354,575
Operating expenses	(142,597)	(8,464)	(151,061)		(144,358)	(8,538)	(152,896)

NET OPERATING INCOME	184,763	20,097	204,860		182,358	19,321	201,679
General and administrative expenses	(28,818)	—	(28,818)		(28,511)	—	(28,511)
Provision for employee separation expenses	(5,754)	—	(5,754)		—	—	—
Interest and other income	4,254	—	4,254		5,708	—	5,708
Project costs and other expenses	(777)	(1)	(778)		(433)	—	(433)
Interest expense, net	(94,562)	(8,449)	(103,011)		(100,400)	(8,514)	(108,914)
Gains on sales of non operating real estate	—	—	—		710	—	710
Depreciation on non real estate assets	(604)	—	(604)		(682)	—	(682)
Preferred share dividends	(4,217)	—	(4,217)		—	—	—

FFO (2)	54,285	11,647	65,932		58,750	10,807	69,557
Gains on sales of real estate	—	—	—		740	—	740
Depreciation on real estate assets	(100,290)	(5,537)	(105,827)		(105,124)	(6,193)	(111,317)
Impairment of assets	—	—	—		(52,335)	—	(52,335)
Equity in income of partnerships	6,110	(6,110)	—		4,614	(4,614)	—
Preferred share dividends	4,217	—	4,217		—	—	—

Net loss	$(35,678)	$—	$(35,678)		$(93,355)	$—	$(93,355)

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$54,285	$11,647	$65,932		$58,750	$10,807	$69,557
Adjustments:
Straight line rent	(1,292)	59	(1,233)		(95)	184	89
Recurring capital expenditures	(7,683)	(294)	(7,977)		(10,684)	(248)	(10,932)
Tenant allowances	(16,593)	(398)	(16,991)		(10,427)	(374)	(10,801)
Capitalized leasing costs	(4,137)	—	(4,137)		(3,754)	—	(3,754)
Amortization of mortgage loan premium	(282)	—	(282)		(868)	—	(868)
Amortization of above- and below-market lease intangibles	(191)	(94)	(285)		161	(135)	26
Amortization of exchangeable notes debt discount	849	—	849		1,460	—	1,460

FAD	$24,956	$10,920	$35,876		$34,543	$10,234	$44,777

Weighted average number of shares outstanding			55,081				54,612

Weighted average effect of full conversion of OP Units			2,313				2,329
Effect of common share equivalents			1,017				305

Total weighted average shares outstanding, including OP Units			58,411				57,246

FFO			$65,932				$69,557
Provision for employee separation expenses			5,754				—

FFO AS ADJUSTED			$71,686				$69,557

FFO PER DILUTED SHARE AND OP UNIT			$1.13				$1.22

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$1.23				$1.22

FAD PER DILUTED SHARE AND OP UNIT			$0.61				$0.78

DIVIDEND PER COMMON SHARE			$0.47				$0.45

PAYOUT RATIOS

Payout ratio of FFO			34.8	%(3)			68.9	%(4)

Payout ratio of FFO as adjusted			33.0	%(3)			33.4	%(4)

Payout ratio of FAD			59.1	%(3)			57.5	%(4)

(1)	Total includes the non-cash effect of straight-line rent.

(2)	In accordance with NAREIT guidance regarding the definition of FFO, impairment losses of depreciable real estate are excluded from FFO. Prior period FFO and FFO per diluted share and OP Unit amounts have been revised to reflect this updated NAREIT guidance.

(2)	Twelve months ended September 30, 2012.

(3)	Twelve months ended September 30, 2011

Pennsylvania Real Estate Investment Trust

2012 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf		Annualized Tenant
	Number	GLA	Previous New		Dollar	Percentage	Improvements psf (1)
New Leases - Previously Leased Space:

1st Quarter (2)	32	119,188	$20.58	$21.54	$0.96	4.7%	$3.02
2nd Quarter (3)	33	103,243	31.36	29.49	(1.87)	-6.0%	2.92
3rd Quarter (4)	65	65,377	51.59	57.06	5.47	10.6%	2.32

Total/Average	130	287,808	$31.49	$32.46	$0.97	3.1%	$2.83

New Leases - Previously Vacant Space: (5)

1st Quarter	35	124,425	N/A	$28.60	$28.60	N/A	$3.82
2nd Quarter	35	168,069	N/A	17.98	17.98	N/A	3.79
3rd Quarter	31	129,921	N/A	18.33	18.33	N/A	1.49

Total/Average	101	422,415	N/A	$21.22	$21.22	N/A	$3.09

Renewal: (6)

1st Quarter (2)	139	481,428	$22.28	$22.92	$0.64	2.9%	$—
2nd Quarter (3)	172	538,905	26.48	27.71	1.23	4.6%	0.01
3rd Quarter (4)	147	461,217	24.11	25.06	0.95	3.9%	0.02

Total/Average	458	1,481,550	$24.38	$25.33	$0.95	3.9%	$0.01

Anchor New:

1st Quarter	3	285,136	N/A	$13.87	$13.87	N/A	$3.40
2nd Quarter	0	—	N/A	—	—	N/A	—
3rd Quarter	0	—	N/A	—	—	N/A	—

Total/Average	3	285,136	N/A	$13.87	$13.87	N/A	$3.40

Anchor Renewal:

1st Quarter	1	100,115	$3.13	$3.13	$—	0.0%	$—
2nd Quarter	1	212,000	0.35	0.35	—	0.0%	—
3rd Quarter	4	353,671	2.94	2.94	—	0.0%	—

Total/Average	6	665,786	$2.14	$2.14	$—	0.0%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(2)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -1.3% for New Leases - Previously Leased Space and 0.0% for Renewals.

(3)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -8.1% for New Leases - Previously Leased Space and 1.5% for Renewals.

(4)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were 5.4% for New Leases - Previously Leased Space and 4.5% for Renewals.

(5)	This category includes newly constructed and recommissioned space.

(6)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy (1) Percentages

	September 30, 2012			September 30, 2011			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Malls weighted average (2)	$31.61	92.6%	88.5%	$32.00	91.7%	87.3%	-1.2%	0.9%	1.2%
Strip and Power Centers weighted average	$15.97	95.2%	93.0%	$16.18	93.6%	90.6%	-1.3%	1.6%	2.4%
Retail Portfolio weighted average	$28.16	92.9%	89.1%	$28.55	91.9%	87.8%	-1.4%	1.0%	1.3%

Consolidated Properties	$29.61	92.6%	88.4%	$30.02	91.6%	87.0%	-1.4%	1.0%	1.4%
Unconsolidated Properties	$23.31	95.0%	93.0%	$23.50	93.9%	91.9%	-0.8%	1.1%	1.1%
Same Properties	$28.16	92.9%	89.1%	$28.55	91.9%	87.8%	-1.4%	1.0%	1.3%

(1)	Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)	Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.70/sq ft as of September 30, 2012 and $14.31/sq ft as of September 30, 2011.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		September 30, 2012			September 30, 2011			Change
	% of Rolling 12 Month Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	33.5%
Cherry Hill Mall		$49.29	$639	12.5%	$46.66	$577	13.4%	5.6%	10.7%	-0.9%
Lehigh Valley Mall		44.60	585	11.2%	45.36	541	12.3%	-1.7%	8.1%	-1.1%
Woodland Mall		40.20	529	11.4%	40.85	508	12.7%	-1.6%	4.1%	-1.3%
Jacksonville Mall		38.01	504	10.1%	32.68	483	10.5%	16.3%	4.3%	-0.4%
Dartmouth Mall		31.36	438	9.7%	30.23	403	11.3%	3.7%	8.7%	-1.6%
Willow Grove Park		42.20	415	14.8%	44.14	402	16.6%	-4.4%	3.2%	-1.8%

Sales per square foot between $350 - $400	31.7%
Patrick Henry Mall		37.88	390	13.8%	40.23	384	13.9%	-5.8%	1.6%	-0.1%
The Mall at Prince Georges		38.08	384	14.3%	36.42	385	14.5%	4.5%	-0.3%	-0.2%
Valley View Mall		29.27	384	11.0%	29.96	368	12.1%	-2.3%	4.3%	-1.1%
Springfield Mall		33.66	383	14.2%	34.02	358	14.0%	-1.1%	7.0%	0.2%
Wyoming Valley Mall		30.47	382	11.1%	30.85	366	12.2%	-1.2%	4.4%	-1.1%
The Gallery at Market East		36.65	381	13.9%	36.63	368	14.8%	0.0%	3.5%	-0.9%
Viewmont Mall		29.36	377	12.4%	29.37	374	12.9%	0.0%	0.8%	-0.5%
Capital City Mall		34.03	372	11.0%	33.64	352	11.8%	1.2%	5.7%	-0.8%
Valley Mall		25.81	368	10.3%	25.12	368	11.0%	2.7%	0.0%	-0.7%
Crossroads Mall		22.99	366	8.2%	21.52	342	9.1%	6.8%	7.0%	-0.9%
Moorestown Mall		34.41	362	13.7%	35.42	372	15.0%	-2.8%	-2.7%	-1.3%

Sales per square foot between $300 - $349	16.8%
Francis Scott Key Mall		27.62	347	11.2%	27.32	338	11.7%	1.1%	2.7%	-0.5%
Magnolia Mall		27.55	340	11.3%	27.87	326	12.8%	-1.1%	4.3%	-1.5%
Exton Square Mall		34.63	339	11.9%	36.35	326	13.9%	-4.7%	4.0%	-2.0%
Plymouth Meeting Mall		28.17	333	8.0%	29.04	325	10.3%	-3.0%	2.5%	-2.3%
Gadsden Mall		21.17	330	8.5%	21.37	288	9.4%	-0.9%	14.6%	-0.9%
Cumberland Mall		28.48	325	12.1%	28.56	313	13.3%	-0.3%	3.8%	-1.2%
Logan Valley Mall		25.46	323	10.0%	26.39	311	11.2%	-3.5%	3.9%	-1.2%

Sales per square foot under $300	18.0%
Palmer Park Mall		25.57	299	9.7%	24.06	291	12.2%	6.2%	2.7%	-2.5%
Wiregrass Commons Mall		24.07	286	8.7%	25.49	283	10.9%	-5.6%	1.1%	-2.2%
Uniontown Mall		20.81	282	9.0%	22.47	291	10.8%	-7.4%	-3.1%	-1.8%
New River Valley Mall		23.06	281	8.5%	23.80	282	10.3%	-3.1%	-0.4%	-1.8%
Lycoming Mall		20.82	273	9.1%	21.26	265	10.3%	-2.1%	3.0%	-1.2%
Nittany Mall		20.28	267	10.0%	21.83	279	11.0%	-7.1%	-4.3%	-1.0%
North Hanover Mall		21.88	263	10.3%	25.85	267	12.4%	-15.3%	-1.5%	-2.1%
Washington Crown Center		18.52	255	9.5%	20.07	246	11.5%	-7.8%	3.7%	-2.0%
South Mall		21.67	251	10.6%	21.80	241	12.5%	-0.6%	4.1%	-1.9%
Orlando Fashion Square		26.86	249	12.3%	29.13	243	16.1%	-7.8%	2.5%	-3.8%
Beaver Valley Mall		20.68	248	11.9%	22.13	252	13.5%	-6.5%	-1.6%	-1.6%
Phillipsburg Mall		22.48	235	9.9%	23.09	226	12.3%	-2.6%	4.0%	-2.4%
Chambersburg Mall		17.86	228	6.3%	21.11	236	9.5%	-15.4%	-3.4%	-3.2%
Voorhees Town Center		29.17	223	7.6%	27.82	210	12.4%	4.9%	6.2%	-4.8%

Malls weighted average		$31.61	$379	11.4%	$32.00	$362	12.6%	-1.2%	4.7%	-1.2%

Consolidated Properties		$30.72	$365	11.3%	$31.13	$351	12.6%	-1.3%	4.0%	-1.3%
Unconsolidated Properties		$40.95	$518	11.9%	$41.74	$477	12.7%	-1.9%	8.6%	-0.8%
Same Properties		$31.61	$379	11.4%	$32.00	$362	12.6%	-1.2%	4.7%	-1.2%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.

(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy (1) - Owned GLA

	September 30, 2012		September 30, 2011		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	92.0%	83.0%	91.0%	80.6%	1.0%	2.4%
Capital City Mall	96.2%	93.5%	98.2%	97.0%	-2.0%	-3.5%
Chambersburg Mall	88.5%	75.4%	86.7%	71.6%	1.8%	3.8%
Cherry Hill Mall	92.6%	91.1%	93.6%	92.3%	-1.0%	-1.2%
Crossroads Mall	96.1%	91.7%	90.1%	77.4%	6.0%	14.3%
Cumberland Mall	94.2%	90.5%	92.4%	87.4%	1.8%	3.1%
Dartmouth Mall	96.9%	95.0%	97.1%	95.2%	-0.2%	-0.2%
Exton Square Mall	92.9%	84.5%	91.1%	80.4%	1.8%	4.1%
Francis Scott Key Mall	97.1%	95.3%	98.4%	97.4%	-1.3%	-2.1%
Gadsden Mall	94.0%	85.1%	94.2%	85.6%	-0.2%	-0.5%
The Gallery at Market East (2)	71.9%	80.6%	61.3%	77.5%	10.6%	3.1%
Jacksonville Mall	99.6%	99.1%	99.2%	98.5%	0.4%	0.6%
Lehigh Valley Mall	97.4%	95.7%	96.4%	95.0%	1.0%	0.7%
Logan Valley Mall	96.3%	91.1%	95.8%	89.9%	0.5%	1.2%
Lycoming Mall	96.9%	94.2%	92.8%	86.4%	4.1%	7.8%
Magnolia Mall	98.8%	97.2%	98.8%	97.4%	0.0%	-0.2%
Moorestown Mall	89.1%	72.8%	92.0%	82.2%	-2.9%	-9.4%
New River Valley Mall	97.9%	96.5%	97.8%	96.4%	0.1%	0.1%
Nittany Mall	95.9%	91.6%	93.3%	86.4%	2.6%	5.2%
North Hanover Mall	84.6%	88.1%	90.8%	78.1%	-6.2%	10.0%
Orlando Fashion Square	91.5%	81.8%	91.3%	81.6%	0.2%	0.2%
Palmer Park Mall	94.9%	83.9%	96.2%	88.0%	-1.3%	-4.1%
Patrick Henry Mall	93.9%	88.1%	96.3%	92.7%	-2.4%	-4.6%
Phillipsburg Mall	85.4%	66.1%	89.2%	75.1%	-3.8%	-9.0%
Plymouth Meeting Mall	90.1%	84.9%	84.0%	75.6%	6.1%	9.3%
The Mall at Prince Georges	97.2%	94.2%	95.9%	91.4%	1.3%	2.8%
South Mall	86.9%	80.0%	90.7%	85.9%	-3.8%	-5.9%
Springfield Mall	89.0%	89.0%	89.7%	89.7%	-0.7%	-0.7%
Uniontown Mall	89.6%	84.7%	86.1%	76.0%	3.5%	8.7%
Valley Mall	94.7%	90.9%	96.3%	93.6%	-1.6%	-2.7%
Valley View Mall	96.6%	95.3%	96.2%	94.7%	0.4%	0.6%
Viewmont Mall	98.7%	96.6%	98.7%	96.6%	0.0%	0.0%
Voorhees Town Center	65.8%	65.4%	67.1%	66.6%	-1.3%	-1.2%
Washington Crown Center	92.9%	86.8%	90.3%	82.1%	2.6%	4.7%
Willow Grove Park (3)	93.0%	87.8%	94.7%	91.3%	-1.7%	-3.5%
Wiregrass Commons Mall	93.4%	90.4%	90.0%	85.5%	3.4%	4.9%
Woodland Mall	98.2%	98.2%	95.5%	95.5%	2.7%	2.7%
Wyoming Valley Mall	97.3%	92.3%	96.5%	90.0%	0.8%	2.3%

Malls weighted average (4)	92.6%	88.5%	91.7%	87.3%	0.9%	1.2%

Consolidated Properties	92.4%	88.1%	91.5%	86.9%	0.9%	1.2%
Unconsolidated Properties	95.8%	93.9%	94.9%	93.5%	0.9%	0.4%
Same Properties	92.6%	88.5%	91.7%	87.3%	0.9%	1.2%

(1)	Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)	The total occupancy percentage for The Gallery at Market East includes the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 233,616 sf, or 21.4% of the owned mall GLA as of September 30, 2012, and 328,390 sf, or 30.3% of the owned mall GLA as of September 30, 2011.

(3)	The total occupancy percentage for Willow Grove Park as of September 30, 2011 includes the former Strawbridge’s store that is currently under redevelopment. This vacant department store represents 26.6% of the owned mall GLA as of September 30, 2011. In December 2011, we decommissioned 206,834 sf, of which 113,692 sf is related the new jcpenney store, 41,152 sf is related to the new Nordstrom Rack store and 24,695 sf is related to inline space.

(4)	Reflects the decommissioning of space related to redevelopment activity. A space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leaseable condition.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy (1) Percentages

	September 30, 2012			September 30, 2011			Change
	Avg	Occupancy		Avg	Occupancy		Avg	Occupancy
	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor
Christiana Center	$20.30	97.8%	94.0%	$20.16	96.0%	89.1%	0.7%	1.8%	4.9%
The Commons at Magnolia	15.83	80.4%	75.6%	15.31	84.9%	81.2%	3.4%	-4.5%	-5.6%
Metroplex Shopping Center	20.03	100.0%	100.0%	20.03	100.0%	100.0%	0.0%	0.0%	0.0%
The Court at Oxford Valley	14.91	88.6%	86.9%	15.09	91.7%	90.5%	-1.2%	-3.1%	-3.6%
Paxton Towne Centre	14.62	100.0%	100.0%	14.47	94.5%	91.6%	1.0%	5.5%	8.4%
Red Rose Commons	13.14	100.0%	100.0%	13.14	100.0%	100.0%	0.0%	0.0%	0.0%
Springfield Park	23.88	90.0%	71.7%	21.35	98.2%	94.9%	11.9%	-8.2%	-23.2%
Whitehall Mall	12.35	93.1%	85.7%	13.48	85.0%	68.2%	-8.4%	8.1%	17.5%

Weighted Average	$15.97	95.2%	93.0%	$16.18	93.6%	90.6%	-1.3%	1.6%	2.4%

Consolidated Properties	$16.08	96.8%	94.5%	$15.90	93.8%	89.3%	1.1%	3.0%	5.2%
Unconsolidated Properties	$15.93	94.5%	92.5%	$16.28	93.4%	91.0%	-2.1%	1.1%	1.5%
Same Properties	$15.97	95.2%	93.0%	$16.18	93.6%	90.6%	-1.3%	1.6%	2.4%

(1)	Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	40	517,423	4	42,666	44	560,089	$11,245	$10,277	3.26%
Foot Locker, Inc.	59	274,619	9	63,873	68	338,492	8,149	7,560	2.40%
J.C. Penney Corporation, Inc.	23	2,318,354	7	923,335	30	3,241,689	7,514	7,514	2.39%
Limited Brands, Inc.	58	278,497	15	47,311	73	325,808	7,772	7,330	2.33%
American Eagle Outfitters, Inc.	40	218,381	1	4,752	41	223,133	7,034	6,721	2.13%
Zale Corporation	72	52,293	0	—	72	52,293	5,607	5,311	1.69%
Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.68%
Signet Jewelers Limited	40	62,450	0	—	40	62,450	5,164	4,946	1.57%
Dick’s Sporting Goods, Inc.	8	371,224	2	95,935	10	467,159	4,845	4,124	1.31%
Luxottica Group S.p.A.	44	110,599	4	9,043	48	119,642	4,115	3,763	1.19%
Genesco, Inc.	60	79,414	2	1,774	62	81,188	3,680	3,535	1.12%
Ascena Retail Group, Inc.	36	172,604	11	43,182	47	215,786	3,797	3,505	1.11%
Abercrombie & Fitch Co.	19	128,443	0	—	19	128,443	3,872	3,490	1.11%
Commonwealth of Pennsylvania	2	229,244	0	—	2	229,244	3,092	3,092	0.98%
Aeropostale, Inc.	31	108,938	9	29,983	40	138,921	3,269	3,033	0.96%
Shoe Show, Inc.	25	188,599	5	25,549	30	214,148	3,087	2,991	0.95%
Barnes & Noble, Inc.	9	271,086	0	—	9	271,086	4,013	2,977	0.94%
Hallmark Cards, Inc.	35	145,895	2	6,776	37	152,671	3,134	2,962	0.94%
Best Buy Co., Inc.	20	202,163	0	—	20	202,163	3,955	2,959	0.94%
Burlington Coat Factory	6	537,986	0	—	6	537,986	2,826	2,826	0.90%

Total Top 20 Tenants	651	8,526,622	76	2,174,956	727	11,239,564	$101,615	$94,218	29.91%

Total Leases					3,056			$315,037	100.00%

(1)	Tenant includes all brands and concepts of the tenant.

(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of September 30, 2012

(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Minimum Rent in Expiring Year (2)	PREIT’s Share of Minimum Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	149	367,710	3.0%	$9,756	$9,118	3.3%	$26.53
2012	110	222,457	1.8%	6,357	6,149	2.3%	28.58
2013	477	1,610,882	13.3%	34,645	32,094	11.8%	21.51
2014	488	1,584,917	13.1%	35,791	33,732	12.4%	22.58
2015	328	1,502,332	12.4%	34,501	31,485	11.6%	22.96
2016	343	1,456,047	12.0%	39,894	35,837	13.2%	27.40
2017	291	1,124,517	9.3%	29,926	26,829	9.8%	26.61
2018	188	1,049,198	8.6%	26,568	24,283	8.9%	25.32
2019	143	645,802	5.3%	19,009	17,818	6.5%	29.44
2020	130	924,284	7.6%	19,949	18,801	6.9%	21.58
2021	126	590,509	4.9%	15,045	13,501	5.0%	25.48
Thereafter	171	1,052,961	8.7%	24,433	22,753	8.3%	23.20

Total/Average	2,944	12,131,616	100.0%	$295,873	$272,399	100.0%	$24.39

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2013	9	673,962	5.8%	$3,254	$3,254	7.6%	4.83
2014	15	1,491,412	12.9%	4,112	3,650	8.6%	2.76
2015	18	1,715,835	14.8%	5,115	5,115	12.0%	2.98
2016	19	1,843,381	15.9%	4,612	4,612	10.8%	2.50
2017	11	1,398,035	12.1%	4,211	3,577	8.4%	3.01
2018	11	1,239,573	10.7%	5,447	5,447	12.8%	4.39
2019	7	770,343	6.7%	2,014	2,014	4.7%	2.61
2020	4	346,039	3.0%	1,414	1,414	3.3%	4.09
2021	4	426,239	3.6%	3,059	1,775	4.2%	7.18
Thereafter	14	1,678,847	14.5%	11,779	11,779	27.5%	7.02

Total/Average	112	11,583,666	100.0%	$45,018	$42,638	100.0%	$3.89

(1)	Only includes owned space.

(2)	Does not include tenants occupying space under agreements with initial terms of less than one year. The GLA of these tenants is 391,239 sf.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Occupancy Summary as of September 30, 2012

	Owned GLA
	Occupied			Vacant
	Anchor	Non-Anchor		Anchor	Non-Anchor
		Large Format (1)	Small Shop (2)			GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	148,740	222,992	—	76,299	204,770	1,164,068
Capital City Mall	204,301	63,586	202,360	—	18,540	120,000	608,787
Chambersburg Mall	241,690	19,651	140,839	—	52,243	—	454,423
Cherry Hill Mall (3)	138,000	204,015	422,253	—	61,075	478,885	1,304,228
Crossroads Mall	254,211	74,108	128,303	—	18,435	—	475,057
Cumberland Mall	264,348	212,538	155,156	—	38,625	273,230	943,897
Dartmouth Mall	208,460	142,274	163,868	—	16,196	140,000	670,798
Exton Square Mall	440,301	26,617	284,643	—	57,270	277,468	1,086,299
Francis Scott Key Mall	222,176	140,622	192,774	—	16,400	139,333	711,305
Gadsden Mall	300,960	80,249	90,401	—	29,950	—	501,560
The Gallery at Market East	479,136	73,975	230,327	233,616	73,081	—	1,090,135
Jacksonville Mall	242,115	98,693	145,773	—	2,146	—	488,727
Lehigh Valley Mall	376,694	171,800	377,575	—	24,427	207,292	1,157,788
Logan Valley Mall	455,060	43,943	253,549	—	29,064	—	781,616
Lycoming Mall	333,413	182,268	176,989	—	21,936	120,000	834,606
Magnolia Mall	343,118	99,310	163,552	—	7,474	—	613,454
Moorestown Mall	408,356	25,527	172,115	—	73,974	321,200	1,001,172
New River Valley Mall	175,306	134,996	121,765	—	9,210	—	441,277
Nittany Mall	221,462	12,500	184,377	—	17,963	95,000	531,302
North Hanover Mall	253,745	21,047	108,186	52,055	17,416	—	452,449
Orlando Fashion Square	491,999	136,808	221,076	—	79,386	155,576	1,084,845
Palmer Park Mall	314,235	—	120,606	—	23,140	—	457,981
Patrick Henry Mall	279,619	16,741	243,802	—	35,034	140,000	715,196
Phillipsburg Mall	326,552	42,021	121,785	—	83,978	—	574,336
Plymouth Meeting Mall (4)	253,584	198,414	211,491	—	73,155	214,635	951,279
The Mall at Prince Georges	479,619	139,553	271,947	—	25,495	—	916,614
South Mall	139,691	120,071	92,309	—	53,137	—	405,208
Springfield Mall	—	—	198,963	—	24,509	387,899	611,371
Uniontown Mall	391,096	67,996	164,648	30,282	42,047	—	696,069
Valley Mall	280,549	115,290	237,298	—	35,128	243,400	911,665
Valley View Mall	96,357	74,148	168,925	—	12,013	254,596	606,039
Viewmont Mall	386,262	82,893	150,026	—	8,100	120,000	747,281
Voorhees Town Center (5)	4,404	67,478	133,016	—	106,276	420,838	732,012
Washington Crown Center	245,401	89,086	161,274	—	38,109	140,095	673,965
Willow Grove Park (6)	265,332	43,045	271,781	—	43,687	413,121	1,036,966
Wiregrass Commons	94,686	10,345	178,971	—	20,029	332,152	636,183
Woodland Mall	—	131,185	282,886	—	7,698	725,187	1,146,956
Wyoming Valley Mall	592,110	90,851	199,107	—	24,194	—	906,262

Total Malls (38 properties)	10,715,615	3,402,384	7,367,708	315,953	1,396,839	5,924,677	29,123,176

Strip and Power Centers
Christiana Center	190,814	68,132	37,150	—	6,683	—	302,779
The Commons at Magnolia	20,631	28,618	34,667	—	20,416	126,200	230,532
Metroplex Shopping Center	67,185	353,984	56,292	—	—	300,729	778,190
The Court at Oxford Valley	59,620	299,846	45,341	—	52,096	247,623	704,526
Paxton Towne Centre	151,627	221,425	71,380	—	—	273,058	717,490
Red Rose Commons	—	248,085	15,206	—	—	199,590	462,881
Springfield Park	83,539	10,000	22,443	—	12,829	145,669	274,480
Whitehall Mall	294,635	196,303	43,891	—	39,920	—	574,749

Total Strip and Power Centers (8 properties)	868,051	1,426,393	326,370	—	131,944	1,292,869	4,045,627

CONSOLIDATED PROPERTIES	10,701,993	3,548,759	6,934,367	315,953	1,375,002	5,728,744	28,604,818
UNCONSOLIDATED PROPERTIES	881,673	1,280,018	759,711	—	153,781	1,488,802	4,563,985
TOTAL PROPERTIES	11,583,666	4,828,777	7,694,078	315,953	1,528,783	7,217,546	33,168,803

(1)	Includes tenants greater than 10,000 square feet.

(2)	Includes tenants less than 10,000 square feet.

(3)	Additional 23,790 sf has been entitled but not yet built.

(4)	Additional 14,316 sf has been entitled but not yet built.

(5)	Additional 7,501 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

(6)	Additional 17,088 sf has been built but not commissioned.

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2012

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s jcpenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/16

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	jcpenney Macy’s Sears	11/30/15 (1) 7/28/14

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory jcpenney Sears	1/28/16 1/31/19 3/31/17 2/9/15

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel jcpenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 2/28/25

Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk Dick’s Sporting Goods jcpenney Sears	11/5/14 1/31/22 12/31/16 3/31/16

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot jcpenney	1/31/16 (1) (1) 4/30/19 1/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	jcpenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s jcpenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble jcpenney Macy’s Sears Value City Furniture	4/30/17 9/30/16 (1) 7/31/18 1/31/19

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk jcpenney Sears	7/31/14 1/31/29 3/5/14

The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania Philadelphia Media Network	2/28/32 6/30/29 11/30/24

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk jcpenney Sears	5/31/18 8/21/16 8/31/15 8/4/16

Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s jcpenney Macy’s	10/31/17 10/5/26 (1) 7/28/17

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	jcpenney Macy’s Sears	1/31/17 1/31/15 10/31/16

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2012 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS (continued)
Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Burlington Coat Factory Dick’s Sporting Goods jcpenney Macy’s Sears	1/31/17 7/27/16 1/31/19 1/31/17 10/31/15 (1) 7/31/18

Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods jcpenney Sears	9/30/17 1/31/16 1/31/13 1/31/18 3/31/17 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods jcpenney Regal Cinemas Sears	4/19/20 1/31/17 3/31/18 4/30/22 8/2/13

Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton jcpenney Macy’s Sears	1/31/18 7/31/15 (1) 8/28/15

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods jcpenney Sears	1/31/28 1/31/16 11/30/14

Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s jcpenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Dick’s Sporting Goods Dillard’s jcpenney Macy’s	1/31/22 9/22/13 10/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton jcpenney Kohl’s Sears	1/31/15 3/31/13 1/31/25 4/30/14

Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s Whole Foods	12/31/18 10/31/16 (1) 11/30/29

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	jcpenney Macy’s Marshalls Ross Dress for Less Target	7/31/16 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/30/16 10/31/16

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1) (1)

Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory jcpenney Sears Teletech Customer Care	1/30/16 1/31/19 10/31/15 2/25/18 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton jcpenney Macy’s Sears	1/31/14 10/31/14 (1) (1)

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2012 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS (continued)
Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s jcpenney Macy’s Sears	1/31/17 (1) 7/31/15 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	jcpenney Macy’s Sears	10/31/15 (1) 12/31/15

Voorhees Town Center Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group Voorhees Town Hall	(1) (1) 8/31/28 (1)

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory jcpenney (3) Macy’s Nordstrom Rack Sears	(1) 1/31/28 9/30/32 1/31/22 5/31/22 (1)

Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory Dillard’s jcpenney	(1) 1/31/20 (1) (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble jcpenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton jcpenney Macy’s Sears	1/31/17 4/30/17 1/31/17 8/1/16

POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Metroplex Shopping Center (4) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)

The Court at Oxford Valley (4) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/21 (1) 4/30/21 (1)

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/30/21 (1) 11/30/20

Red Rose Commons (4) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)

Whitehall Mall (4) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/21

STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Tenant opened October 5, 2012.
(4)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	September 30, 2012			December 31, 2011
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,527,364	$215,945	$3,743,309	$3,470,167	$211,790	$3,681,957
Construction in progress	88,167	1,364	89,531	91,538	864	92,402
Land held for development	14,490	—	14,490	15,292	—	15,292

Total investments in real estate	3,630,021	217,309	3,847,330	3,576,997	212,654	3,789,651
Accumulated depreciation	(938,260)	(78,548)	(1,016,808)	(844,010)	(73,594)	(917,604)

Net investments in real estate	2,691,761	138,761	2,830,522	2,732,987	139,060	2,872,047

Investments in partnerships, at equity	15,524	(15,524)	—	16,009	(16,009)	—
Other assets:
Cash and cash equivalents	26,248	5,547	31,795	21,798	5,683	27,481
Rent and other receivables (2)	37,313	1,710	39,023	39,832	2,065	41,897
Intangible assets, net	8,898	124	9,022	9,921	178	10,099
Deferred costs and other assets, net	98,797	16,113	114,910	89,707	15,704	105,411

Total other assets	186,780	7,970	194,750	177,267	7,621	184,888

Total assets	$2,878,541	$146,731	$3,025,272	$2,910,254	$146,681	$3,056,935

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $282 as of December 31, 2011)	$1,822,404	$202,511	$2,024,915	$1,691,381	$204,546	$1,895,927
Exchangeable Notes (net of discount of $849 as of December 31, 2011)	—	—	—	136,051	—	136,051
Term Loans	240,000	—	240,000	240,000	—	240,000
Revolving Facility	15,000	—	15,000	95,000	—	95,000
Tenants’ deposits and deferred rent	11,689	2,989	14,678	13,278	3,492	16,770
Distributions in excess of partnership investments	62,818	(62,818)	—	64,938	(64,938)	—
Fair value of derivative instruments	13,805	—	13,805	21,112	—	21,112
Other liabilities	68,602	4,049	72,651	60,456	3,581	64,037

Total liabilities	2,234,318	146,731	2,381,049	2,322,216	146,681	2,468,897

Equity:
Total equity	644,223	—	644,223	588,038	—	588,038

Total liabilities and equity	$2,878,541	$146,731	$3,025,272	$2,910,254	$146,681	$3,056,935

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.
(2)	Total includes straight line rent of $29.1 million ($26.8 million wholly owned, $2.3 million partnership) as of September 30, 2012 and $27.9 million ($25.5 million wholly owned, $2.4 million partnership) as of December 31, 2011.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	September 30, 2012				December 31, 2011
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,515,354	$221,705	$20,740	$3,757,799	$3,454,686	$221,021	$21,542	$3,697,249
Construction in progress	32,046	—	57,485	89,531	36,088	—	56,314	92,402

Total investments in real estate	3,547,400	221,705	78,225	3,847,330	3,490,774	221,021	77,856	3,789,651
Accumulated depreciation	(932,889)	(82,260)	(1,659)	(1,016,808)	(838,810)	(77,292)	(1,502)	(917,604)

Net investments in real estate	2,614,511	139,445	76,566	2,830,522	2,651,964	143,729	76,354	2,872,047

Other assets:
Cash and cash equivalents	16,605	1,986	13,204	31,795	16,947	2,113	8,421	27,481
Rent and other receivables (2)	33,468	2,037	3,518	39,023	38,087	2,451	1,359	41,897
Intangible assets, net	1,816	—	7,206	9,022	2,852	—	7,247	10,099
Deferred costs and other assets, net	76,755	15,749	22,406	114,910	67,851	15,309	22,251	105,411

Total other assets	128,644	19,772	46,334	194,750	125,737	19,873	39,278	184,888

Total assets	$2,743,155	$159,217	$122,900	$3,025,272	$2,777,701	$163,602	$115,632	$3,056,935

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $282 as of December 31, 2011)	$1,823,081	$201,834	$—	$2,024,915	$1,694,476	$201,451	$—	$1,895,927
Exchangeable Notes (net of discount of $849 as of December 31, 2011)	—	—	—	—	—	—	136,051	136,051
Term Loans	—	—	240,000	240,000	—	—	240,000	240,000
Revolving Facility	—	—	15,000	15,000	—	—	95,000	95,000
Tenants’ deposits and deferred rent	12,950	1,582	146	14,678	14,686	1,933	151	16,770
Fair value of derivative instruments	—	—	13,805	13,805	—	—	21,112	21,112
Other liabilities	41,871	1,701	29,079	72,651	33,098	1,687	29,252	64,037

Total liabilities	1,877,902	205,117	298,030	2,381,049	1,742,260	205,071	521,566	2,468,897

Equity:
Total equity	865,253	(45,900)	(175,130)	644,223	1,035,441	(41,469)	(412,269)	588,038

Total liabilities and equity	$2,743,155	$159,217	$122,900	$3,025,272	$2,777,701	$163,602	$115,632	$3,056,935

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.
(2)	Total includes straight line rent of $29.1 million ($26.8 million wholly owned, $2.3 million partnership) as of September 30, 2012, and $27.9 million ($25.5 million wholly owned, $2.4 million partnership) as of December 31, 2011.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	September 30, 2012				December 31, 2011
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$70,913	$—	$23,827	$47,086	$70,444	$—	$21,550	$48,894
Capital City Mall	96,771	85	27,565	69,291	96,393	—	25,081	71,312
Chambersburg Mall	38,437	—	9,661	28,776	38,445	—	8,870	29,575
Cherry Hill Mall	457,870	31	113,889	344,012	452,603	419	98,194	354,828
Crossroads Mall	45,582	728	11,319	34,991	44,634	873	10,206	35,301
Cumberland Mall	64,957	7	12,499	52,465	63,595	671	10,982	53,284
Dartmouth Mall	63,474	—	29,912	33,562	63,105	—	28,511	34,594
Exton Square Mall	150,036	76	32,570	117,542	148,948	72	29,903	119,117
Francis Scott Key Mall	79,691	42	21,578	58,155	78,340	—	19,395	58,945
Gadsden Mall	63,076	—	13,272	49,804	62,336	—	11,820	50,516
The Gallery at Market East	181,913	7,619	33,287	156,245	170,032	4,479	27,437	147,074
Jacksonville Mall	81,173	—	20,768	60,405	80,042	—	18,701	61,341
Logan Valley Mall	97,306	—	26,523	70,783	96,326	—	24,777	71,549
Lycoming Mall	77,838	—	20,382	57,456	77,566	—	18,451	59,115
Magnolia Mall	89,218	25	29,644	59,599	88,770	33	27,121	61,682
Moorestown Mall	93,404	3,334	30,458	66,280	93,291	104	28,194	65,201
New River Valley Mall	58,519	—	20,797	37,722	58,142	—	18,501	39,641
Nittany Mall	44,280	—	11,331	32,949	44,327	—	10,372	33,955
North Hanover Mall	27,274	2,450	6,087	23,637	27,219	101	5,092	22,228
Orlando Fashion Square	43,305	—	9,530	33,775	43,226	—	7,550	35,676
Palmer Park Mall	34,541	—	13,494	21,047	34,529	—	12,912	21,617
Patrick Henry Mall	142,876	—	42,006	100,870	142,469	—	37,953	104,516
Phillipsburg Mall	19,791	—	5,402	14,389	19,714	—	4,760	14,954
Plymouth Meeting Mall	164,214	236	38,995	125,455	161,328	7	34,397	126,938
The Mall at Prince Georges	101,942	—	38,955	62,987	101,522	—	36,338	65,184
South Mall	34,217	1,226	7,554	27,889	34,196	—	6,924	27,272
Uniontown Mall	41,998	59	12,255	29,802	40,827	—	11,156	29,671
Valley Mall	93,931	—	25,500	68,431	92,966	—	23,494	69,472
Valley View Mall	68,150	—	15,977	52,173	67,930	—	14,699	53,231
Viewmont Mall	92,176	—	22,857	69,319	91,330	—	20,588	70,742
Voorhees Town Center	89,952	1,066	21,370	69,648	88,473	808	17,680	71,601
Washington Crown Center	40,626	—	14,198	26,428	40,432	—	13,594	26,838
Willow Grove Park	213,527	14,440	56,159	171,808	195,841	28,385	51,600	172,626
Wiregrass Commons Mall	53,758	—	12,367	41,391	53,629	—	10,964	42,665
Woodland Mall	188,018	—	38,548	149,470	185,681	—	34,139	151,542
Wyoming Valley Mall	109,184	—	29,068	80,116	108,721	—	26,112	82,609

Total Consolidated Malls	3,413,938	31,424	899,604	2,545,758	3,357,372	35,952	808,018	2,585,306

Unconsolidated Malls
Lehigh Valley Mall	45,318	210	20,188	25,340	41,648	130	18,960	22,818
Springfield Mall	56,098	412	13,097	43,413	55,666	6	11,832	43,840

Total Unconsolidated Malls	101,416	622	33,285	68,753	97,314	136	30,792	66,658

TOTAL MALLS	$3,515,354	$32,046	$932,889	$2,614,511	$3,454,686	$36,088	$838,810	$2,651,964

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	September 30, 2012				December 31, 2011
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$42,732	$—	$14,509	$28,223	$42,681	$—	$13,552	$29,129
The Commons at Magnolia	12,677	—	4,165	8,512	12,677	—	3,835	8,842
Monroe Marketplace	129	—	1	128	—	—	—	—
Paxton Towne Centre	57,888	—	19,981	37,907	57,437	—	18,605	38,832

Total Consolidated Strip and Power Centers	113,426	—	38,656	74,770	112,795	—	35,992	76,803

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,840	—	18,503	24,337	42,791	—	17,289	25,502
The Court at Oxford Valley	27,908	—	9,606	18,302	27,908	—	9,217	18,691
Red Rose Commons	13,617	—	4,561	9,056	13,617	—	4,294	9,323
Springfield Park	7,198	—	1,800	5,398	7,194	—	1,686	5,508
Whitehall Mall	16,716	—	9,134	7,582	16,716	—	8,814	7,902

Total Unconsolidated Strip and Power Centers	108,279	—	43,604	64,675	108,226	—	41,300	66,926

TOTAL STRIP AND POWER CENTERS	$221,705	$—	$82,260	$139,445	$221,021	$—	$77,292	$143,729

Consolidated Properties Under Development
Springhills	$—	$21,961	$—	$21,961	$—	$22,004	$—	$22,004
White Clay Point	—	34,782	—	34,782	—	33,582	—	33,582

Total Consolidated Properties Under Development	—	56,743	—	56,743	—	55,586	—	55,586

Unconsolidated Properties Under Development
Pavilion at Market East	6,250	742	1,659	5,333	6,250	728	1,502	5,476

Total Unconsolidated Properties Under Development	6,250	742	1,659	5,333	6,250	728	1,502	5,476

Other Properties
Land held for development - consolidated	14,490	—	—	14,490	15,292	—	—	15,292

Total Other Properties	14,490	—	—	14,490	15,292	—	—	15,292

TOTAL DEVELOPMENT AND OTHER	$20,740	$57,485	$1,659	$76,566	$21,542	$56,314	$1,502	$76,354

TOTAL INVESTMENT IN REAL ESTATE	$3,757,799	$89,531	$1,016,808	$2,830,522	$3,697,249	$92,402	$917,604	$2,872,047

CONSOLIDATED PROPERTIES	$3,541,854	$88,167	$938,260	$2,691,761	$3,485,459	$91,538	$844,010	$2,732,987

UNCONSOLIDATED PROPERTIES	215,945	1,364	78,548	138,761	211,790	864	73,594	139,060

TOTAL INVESTMENT IN REAL ESTATE	$3,757,799	$89,531	$1,016,808	$2,830,522	$3,697,249	$92,402	$917,604	$2,872,047

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended September 30, 2012			Nine Months Ended September 30, 2012
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$11,834	$412	$12,246	$31,249	$487	$31,736
New development projects	152	—	152	1,201	13	1,214
Tenant allowances	8,545	201	8,746	16,593	398	16,991
Recurring capital expenditures:
CAM expenditures	4,125	78	4,203	5,700	283	5,983
Non-CAM expenditures	1,766	11	1,777	1,983	11	1,994

Total recurring capital expenditures	5,891	89	5,980	7,683	294	7,977

Total	$26,422	$702	$27,124	$56,726	$1,192	$57,918

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Debt Analysis as of September 30, 2012

(in thousands)

Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,817,324	79.7%	$5,080	0.2%	$1,822,404	79.9%
Unconsolidated mortgage loans payable	198,757	8.7%	3,754	0.2%	202,511	8.9%
2010 Credit Facility (2)	230,000	10.1%	25,000	1.1%	255,000	11.2%

TOTAL OUTSTANDING DEBT	$2,246,081	98.5%	$33,834	1.5%	$2,279,915	100.0%

AVERAGE STATED INTEREST RATE	5.44%		3.54%		5.42%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	As of September 30, 2012, for presentation purposes, we have designated interest rate swap agreements to effectively fix $230.0 million of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 2.77%, excluding the spread on the related debt.

Average Debt Balance
			2010 Credit Facility
		Mortgage Debt (1)	Revolving Facility	Term Loans	TOTAL
Beginning Balance	6/30/2012	$1,945,024	$65,000	$240,000	$2,250,024
Cherry Hill Mall mortgage repayment		(178,331)	—	—	(178,331)
Cherry Hill Mall supplemental mortgage repayment		(53,141)	—	—	(53,141)
Cherry Hill Mall financing		300,000	—	—	300,000
Cumberland Mall mortgage #1 repayment		(38,989)	—	—	(38,989)
Cumberland Mall mortgage #2 repayment		(2,076)	—	—	(2,076)
Cumberland Mall financing		52,000	—	—	52,000
Christiana Center mortgage repayment		(44,194)	—	—	(44,194)
Christiana Center financing		50,000	—	—	50,000
Pavilion at Market East mortgage repayment		(3,699)	—	—	(3,699)
Pavilion at Market East financing		3,760	—	—	3,760
Mortgage loan amortization (2)		(5,439)	—	—	(5,439)
Credit Facility, net		—	(50,000)	—	(50,000)

Ending Balance	9/30/2012	$2,024,915	$15,000	$240,000	$2,279,915

Weighted Average Balance		$1,976,455	$43,152	$240,000	$2,259,607

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium.

Debt Maturities (1)
			2010 Credit Facility
Year	Scheduled Amortization	Mortgage Balance at Maturity	Revolving Facility	Term Loans	Total Debt
2012	$5,354	$—	$—	$—	$5,354
2013	20,219	447,723	—	—	467,942
2014	20,267	99,203	15,000	240,000	374,470
2015	23,496	306,020	—	—	329,516
2016	13,748	243,745	—	—	257,493
2017	12,917	153,283	—	—	166,200
Thereafter	57,728	621,212	—	—	678,940

	$153,729	$1,871,186	$15,000	$240,000	$2,279,915

(1)	The weighted average period to mortgage maturity is 5.22 years, excluding extension options. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2013	$449,742	5.28%
2014	101,327	7.28%
2015	329,205	5.69%
2016	260,777	5.36%
2017	153,754	5.45%
Thereafter	730,110	4.91%

Total	$2,024,915	5.34%

Pennsylvania Real Estate Investment Trust

Debt Schedule as of September 30, 2012

(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Dartmouth Mall	$58,647	4.95%	$4,484	$57,594	June 2013	June 2013
Moorestown Mall	53,830	4.95%	4,115	52,864	June 2013	June 2013
Paxton Towne Centre (2)(3)	50,000	4.10%	2,052	50,000	July 2013	July 2013
Jacksonville Mall (2)	56,265	5.83%	3,277	56,265	Sept 2013	Sept 2015
Logan Valley Mall (2)	63,000	5.79%	3,649	63,000	Sept 2013	Sept 2015
Wyoming Valley Mall (2)	65,000	5.85%	3,803	65,000	Sept 2013	Sept 2015
Francis Scott Key Mall (2)	55,000	5.25%	2,885	55,000	Dec 2013	Dec 2013
Viewmont Mall (2)	48,000	5.25%	2,518	48,000	Dec 2013	Dec 2013
Exton Square Mall	67,620	7.50%	5,873	66,733	Jan 2014	Jan 2014
Lycoming Mall	33,707	6.84%	3,001	32,470	Jul 2014	Jul 2014
Springfield East (2)	2,192	5.39%	92	2,061	Mar 2015	Mar 2020
Springfield Park (2)	2,575	5.39%	108	2,419	Mar 2015	Mar 2020
Magnolia Mall	58,650	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	89,936	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall (2)	32,592	4.77%	2,118	30,740	Nov 2015	Nov 2015
Willow Grove Park	143,260	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	84,352	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	149,395	5.58%	10,760	140,484	Apr 2016	Apr 2016
801 Market Street (2)(4)	25,000	3.84%	960	24,265	Jul 2016	Jul 2018
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Whitehall Mall	5,551	7.00%	574	4,145	Nov 2018	Nov 2018
New River Valley Mall (2)(4)	25,000	4.83%	1,208	25,000	Jan 2019	Jan 2019
Valley View Mall	31,182	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	68,028	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,715	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley	29,944	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	65,335	5.30%	4,379	54,715	Mar 2022	Mar 2022
Christiana Center	49,942	4.64%	3,090	40,710	Aug 2022	Aug 2022
Cumberland Mall	51,911	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	300,000	3.90%	11,700	252,568	Sept 2022	Sept 2022
Metroplex Shopping Center	43,160	5.00%	2,681	33,978	Oct 2023	Oct 2023
Beaver Valley Mall (5)	42,292	9.36%	3,972	45,049	Apr 2032	Apr 2032

Total Fixed Rate Mortgage Loans	2,016,081	5.35%	127,161	1,864,853

Variable Rate Mortgage Loans
801 Market Street	2,030	2.33%	685	—	Jul 2016	Jul 2018
Pavilion East Associates	3,754	3.00%	253	3,283	Aug 2017	Aug 2017
New River Valley Mall	3,050	3.25%	99	3,050	Jan 2019	Jan 2019

Total Variable Rate Mortgage Loans	8,834	2.93%	1,037	6,333

Total Mortgage Loans	$2,024,915	5.34%	$128,199	$1,871,186

CONSOLIDATED MORTGAGE LOANS	$1,822,404	5.34%	$114,755	$1,697,880

UNCONSOLIDATED MORTGAGE LOANS	202,511	5.38%	13,444	173,306

2010 CREDIT FACILITY - FIXED RATE (6)(7)(8)	230,000	6.27%	14,428	230,000	Mar 2014	Mar 2015
2010 CREDIT FACILITY - VARIABLE RATE (6)(7)	25,000	3.75%	938	25,000	Mar 2014	Mar 2015

Total	$2,279,915	5.42%	$143,564	$2,126,186

AMORTIZATION OF DEFERRED FINANCING FEES	—	0.38%	—	—

EFFECTIVE INTEREST RATE	$2,279,915	5.80%	$143,564	$2,126,186

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.
(3)	The Company made a $4.0 million paydown on this mortgage in May 2012.
(4)	A portion of the mortgage loan bears interest at a variable rate. See Variable Rate Mortgage Loans section of this table.
(5)	This mortgage loan has passed its Anticipated Repayment Date. The final maturity date is April 2032.
(6)	Secured by first mortgage liens on 20 properties. See page 29 for property detail.
(7)	The 2010 Credit Facility consists of the 2010 Term Loan, with a balance of $240,000 and the Revolving Facility, with a balance of $15,000 as of September 30, 2012. The total available to borrow against the Revolving Facility is $235,000.
(8)	As of September 30, 2012, for presentation purposes, we have designated interest rate swap agreements to effectively fix $230,000 of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 2.77%, excluding the spread on the related debt.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Consolidated Liabilities to Gross Asset Value	64.09%	63.21%	66.18%	66.87%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 70%

EBITDA to Interest Expense	1.99	1.99	1.94	1.91
EBITDA may not be less than 1.60 to 1.00

Adjusted EBITDA to Fixed Charges	1.61	1.63	1.62	1.60
Adjusted EBITDA may not be less than 1.35 to 1.00

Corporate Debt Yield	11.40%	11.64%	11.06%	11.00%
The ratio of EBITDA to total indebtedness may not be less than 9.50%

Facility Debt Yield	29.15%	16.35%	22.38%	15.97%
The ratio of NOI for Collateral Properties to Aggregate Outstanding Principal Amount (2)

Collateral Properties (3)
Chambersburg Mall	North Hanover Mall	South Mall
Crossroads Mall	Orlando Fashion Square	Uniontown Mall
Gadsden Mall	P&S Office Building	Voorhees Town Center
The Gallery at Market East I	Palmer Park Mall	Washington Crown Center
The Gallery at Market East II	Phillipsburg Mall	Westgate Anchor Pad
The Commons at Magnolia	Plymouth Meeting Mall	Wiregrass Commons Mall
Nittany Mall	The Plaza at Magnolia

(1)	The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010, as amended on June 29, 2011 (the “2010 Credit Facility”), contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Facility with which the Company must comply, all of which are described in the Company’s Current Reports on Form 8-K dated March 11, 2010 and June 29, 2011.

(2)	The Maximum Loan Availability is based on a Facility Debt Yield equal to or greater than 9.75%.

(3)	In October 2012, the Company repaid $58.0 million of then-outstanding borrowings under the 2010 Term Loan. In connection with this repayment, the liens on Crossroads Mall, P&S Office Building, and Wiregrass Commons Mall were released.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
The Vanguard Group, Inc.	6,574,621
BlackRock Fund Advisors	4,471,138
Dreman Value Management LLC	2,571,023
Pacific Heights Asset Management LLC	1,900,000
State Street Global Advisors	1,774,327
Deutsche Investment Management Americas, Inc.	1,767,355
Northern Trust Investments	1,437,378
JPMorgan Investment Management, Inc.	1,081,715
RREEF America LLC	1,034,409
Principal Global Investors LLC	1,002,636

TOTAL of Ten Largest Institutional:	23,614,602
TOTAL of all Institutional Holders:	41,896,928
Ten Largest as % of Total Institutional:	56.4%

(1)	Based on 13F and 13G filings as of September 30, 2012 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2011
Institutional (1)	41,896,928	71.9%	38,394,134
Retail (2)	11,413,690	19.6%	14,547,505
Insiders (3)	4,982,000	8.5%	5,064,204

TOTAL	58,292,618	100.0%	58,005,843

(1)	Based on 13F and 13G filings as of September 30, 2012 or most recent filings.

(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3)	Insider holdings as of April 23, 2012 (Shares and OP Units only). See proxy statement dated May 31, 2012 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties (computed in accordance with GAAP), plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. In 2011, NAREIT reiterated its established guidance that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. FFO is a commonly used measure of operating performance and profitability among REITs, and we use FFO and FFO per diluted share and OP Unit as supplemental non-GAAP measures to compare our performance for different periods to that of our industry peers.

FFO does not include gains and losses on sales of operating real estate assets which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and ninemonths ended September 30, 2012 and 2011 to show the effect of the provision for executive separation expense, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, such as provision for executive separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus operating expenses (determined in accordance with GAAP), plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.